Exhibit 10.1
CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
This First Amendment to the Purchase and Sale Agreement (this “First Amendment”) is made as of May 1, 2026 (the “First Amendment Effective Date”), by and between Sagard Healthcare Partners Funding Borrower SPE 2, LP, a Delaware limited partnership (“Sagard”) and MacroGenics, Inc., a Delaware corporation (the “Seller”). Sagard and Seller are collectively referred to herein as the “Parties” and individually as a “Party.”

BACKGROUND

WHEREAS, Sagard Healthcare Partners (Delaware) II LP, a Delaware limited partnership entered into that certain Purchase and Sale Agreement, dated as of June 9, 2025 (the “Original Agreement,” and as amended by this First Amendment, the “Agreement”) with Seller and subsequently assigned all of its rights, title, interest and benefit thereunder (including, without limitation, the Purchased Assets thereunder) to Sagard effective as of October 7, 2025 pursuant to Section 10.3(c) of the Original Agreement.
WHEREAS, the Parties wish to amend the Original Agreement as set forth in this First Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties covenant and agree to hereby amend the Original Agreement as follows:
1Definitions. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Original Agreement.
2Representations and Warranties of Seller. Seller hereby represents and warrants to Sagard that the representations and warranties of Seller contained in Article III of the Original Agreement are true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) as of the First Amendment Effective Date as though made as of the First Amendment Effective Date, provided that (a) references in Article III to documents “attached hereto” or to Exhibits shall refer to the documents attached to the Original Agreement as of its original execution date, (b) references in Article III to the Disclosure Schedules shall refer to the Disclosure Schedules with the updates described in Exhibit A hereto, and (c) references in Section 3.16 to disclosures made available in the Data Room or disclosed in writing prior to the date of the Original Agreement shall include disclosures made through the First Amendment Effective Date.
3First Amendment Effective Date Payment; Financing Statements; Bill of Sale.
3.1On the First Amendment Effective Date, Sagard will deliver to Seller an amount equal to $60,000,000, by wire transfer of immediately available funds to the Seller Account, without any deduction for withholding or other taxes and without any other set off or deduction of any kind (such payment, the “Amendment Fee”). Seller is required to deliver to Sagard a duly completed and valid Internal Revenue Service (“IRS”) Form W-9 prior to receiving such payment. The

Amendment Fee will be deemed part of the Purchase Price (such that the Purchase Price immediately following the First Amendment Effective Date will be $130,000,000) for purposes of calculating the Threshold Amount and Threshold Time and for purposes of Article VII (Indemnification).
3.2From and after the First Amendment Effective Date, Sagard may file an amendment to its UCC-1 financing statements in respect of the Purchased Assets.
3.3On the First Amendment Effective Date, each of Seller and Sagard will deliver to the other Party a duly executed counterpart to an amended and restated bill of sale, dated as of the First Amendment Effective Date, substantially in the form attached hereto as Exhibit A, evidencing the sale and assignment to Sagard of the Purchased Assets as expanded by the terms of this First Amendment.
4Definition of Threshold Amount. The definition of “Threshold Amount” is hereby amended and restated in its entirety as follows:
“Threshold Amount” means either (a) at any time on or prior to September 30, 2032, the product of 1.70 multiplied by the aggregate Purchase Price, or (b) at any time after September 30, 2032, the product of 2.0 multiplied by the aggregate Purchase Price; provided further that if the Threshold Time is subsequently determined to not have occurred in accordance with its terms, then the Threshold Amount shall be re-calculated in accordance with this definition in determining whether the Threshold Time has occurred.
1.Milestone Payments. Article II of the Original Agreement is hereby amended to add the following Section 2.4:
Section 2.4 Milestone Payments.
(a) During the Royalty Term, Sagard shall pay to Seller a one-time milestone payment (such payment, the “Milestone Payment”) upon achievement of either of the following sales-based milestone events under the License Agreement (each, a “Milestone Event”):
(i) if Net Sales of the Royalty Product equal or exceed $[***] for the calendar year ended December 31, 2026, then Sagard will deliver to Seller an amount equal to $[***]; or
(ii) if Net Sales of the Royalty Product equal or exceed $[***] for the calendar year ended December 31, 2026, then Sagard will deliver to Seller an amount equal to $[***]; or
(iii) if Net Sales of the Royalty Product equal or exceed $[***] for the calendar year ended December 31, 2026, then Sagard will deliver to Seller an amount equal to $[***].
(b) The Milestone Payment will be payable only once. If all 3 Milestone Events are achieved, then the Milestone Payment payable to Seller will be solely the amount set forth in Section 2.4(a)(iii). If both the Milestone Events specified in Section 2.4(a)(i) and Section 2.4(a)(ii) are achieved, then the Milestone Payment payable to the Seller will be solely the amount set forth in Section 2.4(a)(ii).
(c) Seller will promptly notify Sagard in writing of the achievement of a Milestone Event following receipt by Seller from Incyte of a Royalty Report and evidencing achievement of a Milestone Event and will furnish a copy of such Royalty Report to Sagard, together with a copy of Seller’s invoice to Sagard for the relevant Milestone Payment. Sagard will pay to Seller such Milestone Payment no later than thirty days after its receipt of an invoice for such Milestone Payment. The Milestone Payment shall be made by wire transfer of immediately available funds to the Seller Account, without any deduction for withholding or other taxes and without any other set off or deduction of any kind. Seller will deliver to Sagard a duly completed and valid IRS Form W-9 prior to Sagard’s payment of the Milestone Payment.
(d) The Milestone Payment, if paid, will be deemed part of the Purchase Price (such that the Purchase Price is further increased accordingly) for purposes of calculating the Threshold Amount and Threshold Time and for purposes of Article VII (Indemnification).

Exhibit 10.1

1.Notices. Section 10.2 of the original agreement is hereby revised to replace notice information pertaining to the Seller as follows:
if to Seller, to:
MacroGenics, Inc.
9704 Medical Center Drive
Rockville, MD 20850
Attention: President and Chief Executive Officer
Attention: Senior Vice President and General Counsel
Email: [***]
Telephone: [***]

with a copy, which shall not constitute notice, to:

Cooley LLP
3 Embarcadero Center
20th Floor
San Francisco, CA 94111-4004
Attention: [***]
Email: [***]
Telephone: [***]

1.Miscellaneous
1.1.Effectiveness. Except as set forth in or modified by this First Amendment, all terms and conditions of the Original Agreement are hereby ratified and shall remain in full force and effect. Amendments made pursuant to this First Amendment shall be effective as of the First Amendment Effective Date.
1.2.References to the Original Agreement. As of the First Amendment Effective Date, each reference in the Original Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Original Agreement as amended hereby, and each reference to the Original Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Original Agreement shall mean and be a reference to the Original Agreement as amended hereby.
1.3.Conflicts. In the event of a conflict between a provision of the Original Agreement and a provision of this First Amendment, the provisions of this First Amendment will control to the extent of such conflict.
1.4.Incorporation by Reference. Article X of the Original Agreement (as amended by Section 6 (Notices) hereof) is hereby incorporated herein by reference, mutatis mutandis.

(Remainder of page intentionally left blank. Signature page follows.)

IN WITNESS WHEREOF, the Parties have executed this First Amendment to be effective as of the First Amendment Effective Date.
MacroGenics, Inc.

By: /s/ Eric Risser
Name: Eric Risser
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the Parties have executed this First Amendment to be effective as of the First Amendment Effective Date.

Sagard Healthcare Partners Funding Borrower SPE 2, LP

By: Sagard Healthcare Partners Funding SPE 1,
LLC, its general partner

By: Sagard Healthcare Royalty Partners GP
LLC, its managing member

By: /s/ Jason Sneah
Name: Jason Sneah
Title: Manager

By: /s/ Adam Vigna
Name: Adam Vigna
Title: Chief Investment Officer

Exhibit A
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Exhibit A

Updates to Disclosure Schedules

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Section 3.9 – Intellectual Property Matters

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